UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 8, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

2289 Pahsimeroi Road

Patterson, Idaho 83253

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(Address of principal executive offices)

(406) 287-3046

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 23, 2010, and as previously disclosed by Gentor Resources, Inc., a Florida corporation (the “Company”) on its Form 8-K  that was filed on February 24, 2010, the Company entered into that certain Stock Exchange Agreement (the “Exchange Agreement”) to acquire APM Mining Ltd., British Virgin Islands registered company (“APM Mining”).

On March 8, 2010 (the “Closing Date”), the Company closed on the Exchange Agreement, and as a result thereof, APM Mining is now a wholly owned subsidiary of the Company. In connection with the closing of the Exchange Agreement, the Company exchanged 10,362,000 shares of restricted common stock  of the Company with Arabian Peninsula Projects Ltd. (the “Shareholder”) for all of the issued and outstanding equity stock of APM Mining (the “APM Mining Shares”).

With the acquisition of APM Mining, the Company, through APM Mining, now maintains earn-in rights to specific exploration ground holdings in the Sultanate of Oman, which are believed by the Company to have significant potential for copper mineralization.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

On the Closing Date, the Company issued 10,362,000 shares (the “Exchange Shares”) of  its $0.0001 par value common stock of the Company (the “Common Stock”) to the Shareholder in exchange for the APM Mining Shares. Neither the Exchange Shares nor the sale thereof have be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Exchange Shares so issued pursuant to Section 4(2) of the Securities Act as no public offering was involved. The Company believes that the Shareholder has the knowledge and experience in financial matters such that the Shareholder is capable of evaluating the merits and risks of the acquisition of the Exchange Shares.  All certificates representing the Common Stock of the Exchange Shares issued pursuant to the foregoing bear an appropriate legend restricting the transfer of same, except in accordance with the Securities Act.

Also, on the Closing Date, the Company issued 2,701,000 shares (the “Finder Shares”) of its Common Stock to Tembo Capital, LLP, a United Kingdom limited liability partnership (“Tembo”) for the  services provided by Tembo to the Company under that certain Finder Agreement dated June 3, 2009 between the Company and Tembo (the “Finder Agreement”). Neither the Finder Shares nor the sale thereof have be registered under the Securities Act and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Finder Shares so issued pursuant to Section 4(2) of the Securities Act as no public offering was involved. The Company believes that Tembo has the knowledge and experience in financial matters such that Tembo is capable of evaluating the merits and risks of acquisition of the Finder Shares.  All certificates representing the Common Stock of the Finder Shares issued pursuant to the foregoing bear an appropriate legend restricting the transfer of same, except in accordance with the Securities Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) - Resignation of Directors and Officers:

Effective as of the closing of the Exchange Agreement on the Closing Date, Lloyd J. Bardswich (“Bardswich”) resigned (i) as a director of the Company and (ii) as the President, Treasurer and Chief Financial Officer of the Company.  The decision of Bardswich to resign from the foregoing positions did not arise from any disagreement with the Company.

Also effective as of the closing of the Exchange Agreement on the Closing Date, Kitt M. Dale (“Dale”) resigned as a director of the Company.  The decision of Dale to resign from the foregoing position did not arise from any disagreement with the Company.

(c) - Appointment of New Officers:

Effective after the closing of the Exchange Agreement on the Closing Date, and in light of the resignation of Bardswich as the Treasurer and Chief Financial Officer of the Company, the Board of Directors appointed Donat Madilo (“Madilo”) to serve as the Treasurer and Chief Financial Officer of the Company until the earlier of his resignation or removal.  Madilo is 48 years old.  From 1996 to the present, Madilo has served as the Treasurer and Chief Financial Officer of Banro Corporation, a gold exploration and development company listed on the Toronto and American Stock Exchanges.  From 1998 to the present, Madilo has also served as the Treasurer and Chief Financial Officer of  Loncor Resources, Inc., a junior resource company listed on Toronto Venture Exchange. From 1998 to 2008, Madilo also served as the Chief Financial Officer of BRC DiamondCore Ltd. (formerly known as BRC Diamond Corporation), a diamond exploration and production company listed on the Toronto and Johannesburg Stock Exchanges. The Company has no agreement with Madilo for serving as the Treasurer and Chief Financial Officer of the Company.

Effective after the closing of the Exchange Agreement on the Closing Date, and in light of the resignation of Bardswich as the President of the Company, the Board of Directors appointed Peter Ruxton (“Ruxton”) to serve as the President and Chief Executive Officer of the Company until the earlier of his resignation or removal. Ruxton, age 53, has a MBA from Manchester Business School as well as a PhD in Economic Geology as and BSc 9 (Hons) from Leeds University. From 2004 through the end of 2008, Ruxton was a Partner of Actis LLP, an emerging market private equity fund, where he was responsible for managing their private equity mining investments in emerging markets. Ruxton is also a founding Partner of Tembo Capital LLP, a venture capital company who introduced APM Mining to the Company.  From 2004 to the present, Ruxton also served as a non executive director of Platmin Ltd., a Canadian company listed on the Toronto and Johannesburg Stock Exchanges, as well as the Alternative Investment Market ( the “AIM”) which is a sub-market of the London Stock Exchange. Also, from September 2009 to the present, Ruxton also served as the non-executive Chairman of Central China Goldfields PLC, a United Kingdom company listed on the AIM. The Company has no agreement with Ruxton for serving as the President and Chief Executive Officer of the Company.

Ruxton is a 50% equity partner in Tembo, the venture capital company who introduced APM Mining to the Company and earned the Finder Shares (as indicated in Item 3.02, above). As such, Ruxton has a beneficial interest in and to the Finder Shares which were issued by Gentor to Tembo pursuant to the Finder Agreement.

(d) - Appointment of New Directors:

Immediately after the resignation of Bardswich and Dale as directors of the Company on the Closing Date, and in light of the Director Action (as such term is defined in Item 8.01, below), the Board of Directors appointed David Twist (“Twist”), Rudolph de Bruin (“Bruin”), Simon Village (“Village”) and Ruxton to fill the vacancies thereby created until the next meeting of the shareholders of the Company. The Company has no agreements relating to compensation with Twist, Bruin, Village and/or Ruxton for serving as directors of the Company.  As the Company has done in the past with prior directors of the Company, we anticipate that we will,  in the future, compensate  Twist, Bruin, Village and/or Ruxton on a consulting basis in accordance with industry standard rates for work/services provided to us.

During the calendar year 2010, and prior to Village being appointed to serve as a director of the Company, Village  loaned the Company US$500,000.00. The loan is non-interest bearing, is re-payable upon demand and is unsecured.

Section 8.01 - Other Events

Item 8.01 Other Events

On March 6, 2010, 2010, the Board of Directors of the Company executed that certain Action By Written Consent of the Directors in Lieu of a Special Meeting (the “Director Action”) which, effective immediately after the closing of the Exchange Agreement on the Closing Date, increased the authorized number of members on the Board of Directors to seven (7).

On March 8, 2010, the Company issued a press release (the “Press Release”) to announce the closing of the acquisition of APM Mining (as disclosed in Item 2.01, above) and the appointment of the new officers and directors of the Company (as disclosed in Item 5.02, above). The Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Exhibit

Item 9.01 Exhibits

(a)

Financial Statement of Businesses Acquired.

Financial statements, to the extent required by Item 9.01(a) of Form 8-K, will be filed by amendment to this current report no later than seventy one (71) days following the prescribed due date for the Form 8-K relating to the transaction described under Item 2.01, above.

(b)

Pro Forma Financial Information.

The pro forma financial statements, to the extent required by Item 9.01(b) of Form 8-K, will be filed by amendment to this current report no later than seventy one (71) days following the prescribed due date for the Form 8-K relating to the transaction described under Item 2.01, above.

(d)

Exhibits

Exhibit 99.1

Press Release dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: March 8, 2010

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer